Investments in Financial Assets	12 Months Ended
Dec. 31, 2022
Investments in Financial Assets
Investments in Financial Assets

9. Investments in Financial Assets

In January 2021, Wings merged into Phoenicis by means of a non-cash transaction. ProQR holds a 3.9% interest in Phoenicis. In 2021, a gain on disposal of associate was recognized amounting to € 514,000, which consisted of the € 621,000 fair value of Phoenicis equity instruments received by the Company, partly off-set by the derecognition of the carrying value of the Company’s investment in Wings of € 107,000.

The Company elected to recognize subsequent changes in the fair value of its investment in Phoenicis in Other Comprehensive Income. There have been no changes in the fair value of our investment in Phoenicis since the initial recognition.